Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
EARNINGS PER SHARE

NOTE 15— EARNINGS PER SHARE

Basic earnings per share is calculated by dividing net income by the weighted-average number of shares outstanding during the period. Diluted earnings per share is calculated by dividing net income by the weighted-average number of common shares outstanding, after giving effect to all dilutive potential common shares outstanding during the period. Basic common shares outstanding exclude 387,365 common shares in 2019 that were held in escrow and subject to forfeiture. The 387,365 common shares held in escrow were forfeited and cancelled on June 11, 2020 to indemnify the Company for certain representations and warranties and related claims pursuant to a related acquisition agreement. Securities that could potentially dilute basic net income per share in the future that were not included in the computation of diluted net income per share were 1,445,301, 1,334,810 and 1,920,670 for the years ended December 31, 2020, 2019 and 2018, respectively, because to do so would have been anti-dilutive.

Basic and diluted earnings per share were calculated as follows:

	Year Ended December 31,
	2020	2019	2018
Net income attributable to B. Riley Financial, Inc.	$205,148	$81,611	$15,509
Preferred stock dividends	(4,710)	(264)	—
Net income applicable to common shareholders	$200,438	$81,347	$15,509

Weighted average common shares outstanding:
Basic	25,607,278	26,401,036	25,937,305
Effect of dilutive potential common shares:
Restricted stock units and warrants	901,119	1,082,700	677,249
Contingently issuable shares	—	45,421	150,302
Diluted	26,508,397	27,529,157	26,764,856

Basic income per common share	$7.83	$3.08	$0.60
Diluted income per common share	$7.56	$2.95	$0.58